UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 21, 2018

Date of Report (date of earliest event reported)

AirXpanders, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-55781	20-2555438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3047 Orchard Parkway, San Jose, CA, 95134

(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 390-9000

1047 Elwell Court Palo Alto, CA, 94303

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

On May 21, 2017 (at 4:00 p.m. Pacific Daylight time), AirXpanders, Inc. (the "Company") held its 2018 Annual Meeting of Stockholders ("Annual Meeting"). The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting were as follows:

1.The stockholders elected Barry Cheskin as a Class III director of the Company to hold office until the 2021 Annual Meeting of Stockholders. The results of the voting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Barry Cheskin	56,223,904	15,155,761	24,563,743

2.The stockholders approved for the issue of up to 10% of the issued capital of the Company (at the time of the issue) calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 and on the terms and conditions in the Proxy Statement. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
70,919,066	416,744	43,617	24,563,981

3(a).The stockholders approved the grant of options to Barry Cheskin. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
40,377,378	30,325,587	676,462	24,563,981

3(b).The stockholders approved the grant of options to Dennis Condon. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
55,308,831	15,394,134	676,462	24,563,981

3(c).The stockholders approved the grant of options to Elizabeth Hammack. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
55,310,123	15,392,842	676,462	24,563,981

3(d).The stockholders approved the grant of options to Gregory Lichtwardt. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
55,310,123	15,392,842	676,462	24,563,981

3(e).The stockholders approved the grant of options to Zita Peach. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
55,330,252	15,392,842	656,333	24,563,981

4.The stockholders approved, that for the purposes of Exception 9 of ASX Listing Rule 7.2 and for all other purposes, the issue of securities under the AirXpanders Inc. 2015 Equity Incentive Plan (including the Australian Sub-Plan) as summarized in the Proxy Statement. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
56,002,360	15,366,550	10,517	24,563,981

5.The stockholders ratified the appointment of SingerLewak LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
71,121,627	43,989	213,811	-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2018	AIRXPANDERS, INC.

/S/ Scott Murcray
Scott Murcray Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Office
Duly Authorized Officer